UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The disclosure set forth in Item 5.02 below with respect to the Separation Agreement (as defined in Item 5.02 below) is hereby incorporated by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2014, BBCN Bancorp, Inc. (the “Company”) announced the retirement of Soo Bong Min as President and Chief Executive Officer and a director of its wholly owned subsidiary, BBCN Bank (the “Bank”).  A copy of the press release announcing Mr. Min’s retirement is included as Exhibit 99.1 and is incorporated herein by reference.

In connection with his retirement, Mr. Min and the Bank entered into a Separation and Release Agreement (the “Separation Agreement”).  Pursuant to the Separation Agreement, a copy of which is included as Exhibit 10.1 to this Form 8-K, Mr. Min will receive, among other things, his salary and accrued vacation through January 15, 2014, severance pay in an amount equal to one year of his base salary and accelerated vesting of 16,000 shares of performance units issued by the Company. In consideration of these benefits, Mr. Min provided a general release of claims against the Bank and its affiliates arising out of his employment and agreed not to solicit employees of the Bank for an eighteen-month period following his t retirement and to cooperate with the Bank following his retirement.  Mr. Min and the Bank also agreed to a mutual non-disparagement provision.

The foregoing description of the Separation Agreement is a summary only and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Effective immediately and until a permanent successor is named, the Company’s Chairman and Chief Executive Officer Kevin S. Kim will serve as Interim President and Chief Executive of the Bank.  In this capacity, Mr. Kim will be supported by a newly established Office of the Chairman, which will include Chief Operating Officer Kyu S. Kim, Chief Retail Banking Officer Cha Y. Park, Chief Financial Officer Douglas J. Goddard and Chief Credit Officer Mark H. Lee.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Separation and Release Agreement, dated January 15, 2014, between BBCN Bank and Soo Bong Min.

99.1	Press release, dated January 15, 2014, announcing the retirement of Soo Bong Min as President and Chief Executive Officer of BBCN Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date:	January 17, 2014	/s/ Kevin S. Kim
Kevin S. Kim
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Separation and Release Agreement, dated January 15, 2014, between BBCN Bank and Soo Bong Min.

99.1	Press release, dated January 15, 2014, announcing the retirement of Soo Bong Min as President and Chief Executive Officer of BBCN Bank.